AT&T CAPITAL CORPORATION

MASTER EQUIPMENT LEASE AGREEMENT

LESSEE:   SPEC'S MUSIC, INC.                      LESSOR:   NCR CREDIT CORP.
          1666 NW 82ND AVENUE                               9797 SPRINGBORO PIKE
          MIAMI, FLORIDA 33126                              MIAMISBURG, OH 45342

LEASE NUMBER: 4057

1. AGREEMENT. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment (Equipment) described In any schedule (Schedule) that incorporates this Master Equipment Lease Agreement (Agreements) by reference. A Schedule shall incorporate this Agreement by reference by listing the above referenced Lease Number thereon. Such lease shall be governed by the terms and conditions of this Agreement, as well as by the terms and conditions set forth In the applicable Schedule. Each Schedule shall constitute an agreement separate and distinct from this Agreement and any other Schedule. In the event of a conflict between the provisions of this Agreement and a Schedule, the provisions of the Schedule shall govern.

2. ASSIGNMENT OF PURCHASE DOCUMENTS. Lessee shalt execute and deliver to Lessor a writing acceptable to Lessor whereby Lessor Is assigned all of Lessees rights and interest in and to: (a) the Equipment described In the applicable Schedule and (b) any purchase order, contract or other documents (collectively, Purchase Documents) relating thereto that Lessee has entered into with the Seller (as specified in the applicable Schedule). If Seller is not an affiliate of Lessor, Lessee shall deliver to Lessor a writing acceptable to Lessor whereby Seller acknowledges, and provides any required consent to such assignment. If Lessee has not entered Into any Purchase Document for the Equipment with Seller, Lessee authorizes Lessor to act as Lessee's agent to issue a purchase order to Seller for the Equipment and for associated matters, and such purchase order shall be subject to this Section 2 and all references in this Agreement to Purchase Documents shall include such purchase order. By executing the applicable Schedule, Lessee represents and warrants that Lessee either (y) has reviewed, approved and received a copy of the applicable Purchase Documents or (z) has been informed by Lessor (I) of the identity of the Seller, (ii) that Lessee may have rights under the Purchase Documents and (iii) that Lessee may contact Seller for a description of such rights.

3. DELIVERY; ACCEPTANCE. Lessee shall cause the Equipment to be delivered to Lessee at the Equipment Location (as specified in the applicable Schedule) and Lessee shall accept the Equipment as soon as it is delivered or, if acceptance criteria is specified in the applicable Purchase Documents, as soon as it has met such criteria. Lessee shall evidence its acceptance of the Equipment and commencement of the Lease with respect thereto by executing and delivering to Lessor a commencement certificate (Commencement Certificate) in a form acceptable to Lessor. By executing and delivering a Commencement Certificate to Lessor, (a) Lessee represents and warrants that it has selected the Equipment and Seller specified on the applicable

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Schedule and (b) Lessee shall irrevocably accept such Equipment under lease.

4. PURCHASE OF EQUIPMENT. Provided that no Event of Default (as defined in
Section 19) exists, and no event has occurred and is continuing that with notice or the lapse of time or both would constitute an Event of Default, Lessor shall be obligated to purchase the Equipment from Seller and to lease the Equipment to Lessee if (and only if) Lessor receives on or before the Latest Commencement Date (as specified In the applicable Schedule) the related Commencement Certificate and Schedule (both executed by Lessee), and such other documents or assurances as Lessor may reasonably request.

5. TERM. The initial term of each Schedule (Initial Term) shall begin on the date specified as the Commencement Date on the Commencement Certificate with respect to such Schedule and shall continue for the period specified in such Schedule. Any renewable term of a Schedule (Renewal Term) shall begin on the expiration of, as applicable, the Initial Term or any preceding Renewal Term (collectively, Term).

6. RENT; ADVANCE RENT; LATE CHARGES. Lessee shall pay Lessor the first Rental Payment (as specified in the applicable Schedule) for the Equipment on or before the Commencement Date of the applicable Schedule, and shall pay Lessor the remaining periodic Rental Payments on or before the periodic payment dates specified in the applicable Schedule or, if periodic payment dates are not specified, on or before the corresponding day of each subsequent period during the Initial Term of the applicable Schedule, regardless of whether Lessee has received notice that such Rental Payments are due. Additionally, if pursuant to this Agreement or the applicable Schedule the Term is extended or a renewal option exercised, Lessee shall also pay all Rental Payments required with respect thereto. All Rental Payments will be sent to Lessor's above-referenced address, or to such other address as specified by Lessor in writing. Lessee shall also pay Lessor Advance Rent (as specified in the applicable Schedule) for the Equipment when it signs the applicable Schedule and such Advance Rent shall be refunded without interest to Lessee only if Lessor declines to sign the applicable Schedule. Advance Rent shall be credited to Lessee's first Rental Payment under the applicable Schedule, and any excess Advance Rent shall be credited to Lessee's final Rental Payment(s). Lessee agrees to pay Lessor a late charge of 5% of any Rental Payment (or other amount due hereunder) that is not paid within 10 days of its due date plus interest at the rate of 1 1/2% per month on any such amounts (or such lesser rate as is the maximum rate allowable under applicable law). Also, in the event that more than one Schedule is entered into hereunder the parties will use their best efforts to implement a common billing date for all Schedules.

7. ADJUSTMENTS. The Total Purchase Price (as specified in the applicable Schedule) and Rental Payment set forth in each Schedule are estimates, and if the final invoice from Seller specifies a Total Purchase Price (including taxes delivery installation and other charges) that is greater or less than such estimated Total Purchase Price, Lessee hereby authorizes Lessor to adjust the Total Purchase Price and Rental Payment on the applicable Schedule to reflect the final invoice amount (Final Invoice Amount). If Option B in the Schedule has been selected, Lessee

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also authorizes Lessor to adjust such purchase and renewal options to reflect the Final Invoice Amount. However, if the Final Invoice Amount exceeds the estimated Total Purchase Price by more than 10%, Lessor will notify Lessee and obtain Lessee's prior written approval of the aforementioned adjustments provided however that such written approval shall not be required when such adjustments are caused by Equipment changes or system reconfigurations requested or caused by Lessee. Additionally, if Lessor financed any down payment for the Equipment pursuant to an interim financing agreement (Financing Agreement) with Lessee, Lessor may also adjust the Total Purchase Price and Rental Payment with respect to such Equipment to reflect any accrued interest that Lessee elects to finance. All references in this Agreement and in any Schedule to Total Purchase Price and Rental Payment shall mean the estimates thereof specified in the applicable Schedule as adjusted pursuant to this Section 7.

8. INSURANCE. At its own expense, Lessee shall provide and maintain the following insurance: (a) insurance against the loss or theft of or damage to the Equipment for the greater of the Stipulated Loss Value (computed as described in the applicable Schedule) or full replacement value thereof, naming Lessor as a loss payee; and (b) public liability and third party property damage insurance, naming Lessor as an additional insured. Such insurance shall be in a form, amount and with companies reasonably satisfactory to Lessor, shall contain the insurer's agreement to give Lessor 30 days' prior written notice before cancellation or material change thereof and shall be payable to Lessor regardless of any act, omission or breach by Lessee. Lessee shall deliver to Lessor the insurance policies or copies thereof or certificates of such insurance on or before the Commencement Date of the applicable Schedule, and at such other times as Lessor may reasonably request. If no Event of Default exists and no event has occurred and is continuing that with notice or the lapse of time or both would constitute an Event of Default, the proceeds of any insurance required under clause (a) hereof that have been paid to Lessor shall be applied against Lessee's obligations to Lessor under Section 13 hereof.

9. TAXES. Lessee shall reimburse Lessor for (or pay directly, but only if instructed by Lessor) all taxes, fees, and assessments that may be imposed by any taxing authority on the Equipment or on its purchase, ownership, delivery, possession, operation, rental return to Lessor or purchase by Lessee (collectively Taxes); provided however that Lessee shall not be liable for any such Taxes (whether imposed by the United States of America or by any other domestic or foreign taxing authority) imposed on or measured by Lessor's net income or tax preference items. Lessee's obligation includes, but is not limited to, the obligation to pay all license and registration fees and all sales, use, personal property and other taxes and governmental charges, together with any penalties, fines and interest thereon, that may be imposed during the Term of the applicable Schedule. Lessee is liable for these Taxes whether they are imposed upon Lessor, Lessee, the Equipment, this Agreement, the applicable Schedule or any Financing Agreement. If Lessee is required by law or administrative practice to make any report or return with respect to such Taxes Lessee shall promptly advise Lessor thereof in writing and shall cooperate with Lessor to ensure that such reports are properly filed and accurately reflect Lessor's interest in the Equipment. Lessor has no obligation to contest any such Taxes, however Lessee may do so provided that: (a) Lessee does so in its own name and at its own expense; (b) the contest does not and will not

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result in any lien attaching to any Equipment or otherwise jeopardize Lessor's right to any Equipment; and (c) Lessee indemnifies Lessor for all expenses (including legal fees and costs), liabilities and losses that Lessor incurs as a result of any such contest.

10. REPAIRS; USE; LOCATION; LABELS. Lessee shall: (a) at its own expense, keep the Equipment in good repair, condition and working order and maintained in accordance with the manufacturer's recommended engineering and maintenance standards; (b) use the Equipment lawfully and exclusively in connection with its business operations and for the purpose for which the Equipment was designed and intended; and (c) without Lessor's prior written consent, not move the Equipment from the Equipment Location. If Lessor supplies Lessee with labels stating that the Equipment is owned by Lessor, Lessee shall affix such labels to the Equipment pursuant to Lessor's instructions.

11. MAINTENANCE; INSPECTION; ALTERATIONS. At its own expense, Lessee shall: (a) enter into and maintain a maintenance agreement for the Equipment with the manufacturer or other party acceptable to Lessor; (b) maintain the Equipment in the same condition as when delivered subject only to ordinary wear and tear, and in good operating order and appearance; (c) make all alterations or additions to the Equipment that may be required or supplied by the Seller or legally necessary; and (d) make no other alterations or additions to the Equipment (except for alterations or additions that will not impair the value or performance of the Equipment and that are readily removable without damage to the Equipment). Any modifications, alterations or additions that Lessee makes to the Equipment (except as permitted by Section 11 (d) above) shall become Lessor's property and shall also be deemed to be Equipment. Upon request, Lessor or any party designated by Lessor, shall have the right to inspect the Equipment and Lessee's applicable maintenance agreement and records at any reasonable time.

12. PERSONAL PROPERTY; LIENS AND ENCUMBRANCES; TITLE. The Equipment shall at all times remain personal property, notwithstanding that the Equipment or any part thereof, may be (or becomes) affixed or attached to real property or any improvements thereon. Except for the interest of Lessor, Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances of any nature whatsoever. Except as expressly set forth in this Agreement, the Equipment shall at all times remain the property of Lessor and Lessee shall have no right, title or interest therein.

13. RISK OF LOSS. As between Lessor and Lessee, Lessee shall bear the entire risk of loss, theft, destruction or damage to the Equipment from any cause whatsoever or requisition of the Equipment by any governmental entity or the taking of title to the Equipment by eminent domain or otherwise (collectively, Loss). Lessee shall advise Lessor in writing within 10 days of any such Loss. Except as provided below no such Loss shall relieve Lessee of the obligation to pay Lessor Rental Payments and all other amounts owed hereunder. In the event of any such Loss, Lessor, at its option, may: (a) if the Loss has not materially impaired the Equipment (in Lessor's reasonable judgment) require Lessee upon Lessor's demand to place the Equipment in good condition and repair reasonably satisfactory to Lessor; or (b) if the Loss has materially impaired the Equipment

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(in Lessor's reasonable judgment), require Lessee, upon Lessor's demand, to pay
Lessor its anticipated return (Lessor's Return), which shall consist of the following amounts: (i) the Rental Payments (and other amounts) then due and owing under the applicable Schedule; plus (ii) the Stipulated Loss Value (computed as described in the applicable Schedule) of the Equipment; plus (iii) all other amounts that become due and owing under the applicable Schedule, but only to the extent such amounts are not included in the moneys paid to Lessor pursuant to clauses (i) and (ii) above. Upon Lessor's full receipt of such Lessor's Return: (y) the applicable Schedule shall terminate, and except as provided in Section 25, Lessee shall be relieved of all obligations under the applicable Schedule; and (z) Lessor shall transfer all of its interest in the Equipment to Lessee "AS IS, WHERE IS" and without any warranty, express or implied from Lessor, other than the absence of any liens or claims by, through, or under Lessor.

14. NON-CANCELLABLE NET LEASE. ALL LEASES HEREUNDER SHALL BE NON-CANCELLABLE NET LEASES, AND LESSEE AGREES THAT IT HAS AN UNCONDITIONAL OBLIGATION TO PAY ALL RENTAL PAYMENTS AND OTHER AMOUNTS WHEN DUE. LESSEE IS NOT ENTITLED TO ABATE OR REDUCE RENTAL PAYMENTS OR ANY OTHER AMOUNTS DUE, OR TO SET OFF ANY CHARGES AGAINST THOSE AMOUNTS. LESSEE IS NOT ENTITLED TO RECOUPMENTS, CROSS-CLAIMS, COUNTERCLAIMS OR ANY OTHER DEFENSES TO ANY RENTAL PAYMENTS OR OTHER AMOUNTS DUE HEREUNDER, WHETHER THOSE DEFENSES ARISE OUT OF CLAIMS BY LESSEE AGAINST LESSOR, SELLER, THIS AGREEMENT, ANY SCHEDULE OR OTHERWISE. NEITHER DEFECTS IN EQUIPMENT, DAMAGE TO IT, NOR ITS LOSS, DESTRUCTION OR LATE DELIVERY SHALL TERMINATE THIS AGREEMENT OR ANY SCHEDULE, OR AFFECT LESSEE'S OBLIGATIONS HEREUNDER. UNLESS LESSEE'S OBLIGATION TO PAY RENTAL PAYMENTS AND OTHER AMOUNTS HAS BEEN TERMINATED PURSUANT TO THE EXPRESS TERMS OF THIS AGREEMENT, ALL RENTAL PAYMENTS AND OTHER AMOUNTS SHALL CONTINUE TO BE DUE AND PAYABLE HEREUNDER.

15. LESSOR DISCLAIMERS, LIMITATION OF REMEDIES. IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT: (A) LESSOR SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR PROMISE MADE BY SELLER, NEITHER SELLER NOR LESSOR SHALL ACT AS, OR BE DEEMED TO BE, AN AGENT OF THE OTHER, AND LESSOR SHALL NOT BE BOUND BY, OR LIABLE FOR, ANY REPRESENTATION OR PROMISE MADE BY SELLER (EVEN IF LESSOR IS AFFILIATED WITH SELLER); (B) LESSOR SHALL NOT BE LIABLE FOR ANY FAILURE OF ANY EQUIPMENT OR ANY DELAY IN ITS DELIVERY OR INSTALLATION; (C) LESSOR SHALL NOT BE LIABLE FOR ANY BREACH OF ANY WARRANTY THAT SELLER MAY HAVE MADE; (D) LESSEE HAS SELECTED ALL EQUIPMENT WITHOUT LESSOR'S ASSISTANCE; (E) LESSOR IS NOT A MANUFACTURER OF ANY EQUIPMENT; AND (F) LESSOR HAS NOT MADE AND DOES NOT NOW MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION, OR CONDITION OF

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ANY EQUIPMENT (OR ANY PART THEREOF), THE MERCHANTABILITY OR FITNESS OF EQUIPMENT
FOR A PARTICULAR PURPOSE, OR ISSUES REGARDING PATENT INFRINGEMENT, TITLE AND THE LIKE. IT IS FURTHER AGREED THAT LESSOR SHALL HAVE NO LIABILITY TO LESSEE, LESSEE'S CUSTOMERS, OR ANY THIRD PARTIES FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY SCHEDULE OR
CONCERNING ANY EQUIPMENT, OR FOR ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSOR'S NEGLIGENCE; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL DEPRIVE LESSEE OF ANY RIGHTS IT MAY HAVE AGAINST ANY PERSON
OTHER THAN LESSOR. LESSEE SHALL LOOK SOLELY TO SELLER FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT. Lessor hereby assigns to Lessee for the Term of the applicable Schedule the right to enforce, provided no Event of Default then exists under this Agreement and such enforcement is pursued in Lessee's name, any representations, warranties and agreements made by Seller pursuant to the Purchase Documents, and Lessee may retain any recovery resulting from any such enforcement efforts. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THIS SECTION OR OTHER SECTIONS OF THIS AGREEMENT.

16. LESSEE WARRANTIES. Lessee represents, warrants and covenants to Lessor that:
(a) unless it is an individual, Lessee is duly organized, validly existing and in good standing under applicable law; (b) Lessee has the power and authority to enter into this Agreement, all Schedules and all other related instruments or documents hereunder (collectively, Fundamental Agreements); (c) such Fundamental Agreements are enforceable against Lessee in accordance with their terms and do not violate or create a default under any instrument or agreement binding on Lessee; (d) there are no pending or threatened actions or proceedings before any court or administrative agency that could have a material adverse effect on Lessee or any Fundamental Agreement, unless such actions are disclosed to Lessor and consented to in writing by Lessor; (e) Lessee shall comply in all material respects with all Federal, state and municipal laws and regulations the violation of which could have a material adverse effect upon the Equipment or Lessee's performance of its obligations under any Fundamental Agreement; (f) Lessee shall obtain all governmental approvals necessary for it to enter into and perform each Fundamental Agreement; (g) each Fundamental Agreement shall be effective against all creditors of Lessee under applicable law, including fraudulent conveyance and bulk transfer laws, and shall raise no presumption of fraud; (h) financial statements and other related information furnished by Lessee shall be prepared in accordance with generally accepted accounting principles and shall present Lessee's financial position as of the dates given on such statements; (I) Lessee shall furnish Lessor with as certified financial statements, opinions of counsel, resolutions, and such other information and documents as Lessor may reasonably request; (j) ALL EQUIPMENT IS LEASED FOR BUSINESS PURPOSES ONLY, AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; and
(k) all Equipment is tangible personal property and shall not become a fixture or real property

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under Lessee's use thereof. Lessee shall be deemed to have reaffirmed the foregoing warranties each time it executes any Fundamental Agreement.

17. GENERAL INDEMNITY. Lessee shall indemnify, hold harmless, and, if so requested by Lessor defend Lessor against all claims (Claims) directly or indirectly arising out of or connected with the Equipment or any Fundamental Agreement. Claims refers to all losses, liabilities, damages, penalties, expenses (including legal fees and costs), claims, actions and suits, whether based on a theory of strict liability of Lessor or otherwise, and includes, but is not limited to, matters regarding: (a) the selection, manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, maintenance, use, condition, return or operation of the Equipment; (b) any latent detects or other defects in any Equipment, whether or not discoverable by Lessor or by Lessee;
(c) any patent, trademark or copyright infringement; and (d) the condition of any Equipment arising or existing during Lessee's use.

18. SURRENDER; EXTENSION OF TERM. Unless Lessee purchases the Equipment or renews the Term pursuant to the applicable Schedule, or acquires the Equipment pursuant to Section 13 hereof, Lessee shall, at its expense, deinstall, inspect, test and properly pack the Equipment at the expiration of the Term, free of all liens and rights of others, by delivering it on board such common carrier as Lessor may specify with freight prepaid to any destination within the United States of America specified by Lessor. It Lessor so requests, Lessor and its agents shall have the right to enter upon any premises where Equipment may be located to perform any of Lessee's tasks noted above in this Section 18, and Lessee shall reimburse Lessor for all costs and expenses Lessor incurs in fulfilling such tasks. Lessee agrees that the Equipment, when returned to Lessor, shall be in the same condition as when delivered to Lessee, reasonable wear and tear excepted, and certified as being eligible for Seller's or the manufacturer's generally available maintenance contract at then prevailing rates, without Lessor incurring any expense to repair, rehabilitate or certify such Equipment. (Lessee shall be liable for all costs and expenses Lessor incurs to place the Equipment in such condition.) If requested by Lessor, Lessee, at its expense shall store the Equipment on its premises for a reasonable period, during which period the Equipment shall be subject to all of the terms and conditions hereof, except for the obligation to make Rental Payments. In all instances where Lessee is returning Equipment to Lessor, Lessee shall give Lessor written notice thereof in accordance with the terms of the applicable Schedule. If Lessee fails to provide the aforementioned notice or return the Equipment to Lessor in the time and manner provided above, the Term shall be extended in accordance with the terms of the applicable Schedule. If any
Schedule is extended pursuant to the preceding sentence, Lessee shall continue to pay the higher of the periodic Rental Payments in effect prior to the expiration of the then existing term of the applicable Schedule (whether it be the Initial Term or any Renewal Term (Applicable Term) or such other periodic rental payment amount as is specified for such extension period in the Schedule, and all other provisions of this Agreement shall continue to apply.

19. EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default under this Agreement and all Schedules: (a) Lessee fails to pay any Rental Payment or any other amount

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payable to Lessor hereunder within 10 days after its due date; or (b) Lessee fails to perform or observe any other representation, warranty, covenant condition or agreement to be performed or observed by Lessee hereunder or in any other agreement with Lessor, or in any agreement with any other person that in Lessor's sole opinion is a material agreement, and Lessee fails to cure any such breach within 10 days aver notice thereof; or (c) any representation or warranty made by Lessee hereunder, or in any other instrument provided to Lessor by Lessee, proves to be incorrect in any material respect when made; or (d) Lessee makes an assignment for the benefit of creditors, whether voluntary or involuntary; or (e) a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law is filed by or against Lessee or Lessee takes any action to authorize any of the foregoing matters; or
(f) Lessee becomes insolvent or fails generally to pay its debts as they become due, the Equipment is levied against seized or attached, or Lessee seeks to effectuate a bulk of sale of Lessee's inventory or assets, or (g) Lessee voluntarily or involuntarily dissolves or is dissolved, or terminates or is terminated; or (h) any guarantor dies or revokes a guaranty provided to Lessor under this Agreement or (I) any guarantor under this Agreement is the subject of an event listed in clauses (b) through (g) above; or (j) any letter of credit required pursuant to any Schedule is breached, canceled, terminated or not renewed during the Term of any such Schedule.

20. REMEDIES. If an Event of Default occurs, Lessor may, in its sole discretion, exercise one or more of the following remedies: (a) terminate this Agreement or any or all Schedules; or (b) take possession of, or render unusable, any Equipment wherever the Equipment may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such action, and no such action shall constitute a termination of any Schedule; or (c) require Lessee to deliver the Equipment at a location designated by Lessor; or (d) declare the Lessor's Return (as defined in Section 13 hereof and calculated by Lessor as of the date of the Event of Default) for each applicable Schedule due and payable as liquidated damages for loss of a bargain and not as a penalty and in lieu of any further Rental Payments under the applicable Schedule, or (e) proceed by court action to enforce performance by Lessee of any Schedule; and/or to recover all damages and expenses incurred by Lessor by reason of any Event of Default; or (f) terminate any other agreement that Lessor may have with Lessee; or (g) exercise any other right or remedy available to Lessor at law or in equity. Also, Lessee shall pay Lessor all costs and expenses (including legal fees and costs and fees of collection agencies) incurred by Lessor in enforcing any of the terms, conditions or provisions of this Agreement. Upon repossession or surrender of any Equipment, Lessor shall lease, sell or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and at public or private sale, and apply the net proceeds thereof (after deducting all expenses (including legal fees and costs) incurred in connection therewith) to the amounts owed to Lessor hereunder, provided however, that Lessee shall remain liable to Lessor for any deficiency that remains after and sale or lease of such Equipment. Lessee agrees that with respect to any notice of a sale required by law to be given, 10 days' notice shall constitute reasonable notice. These remedies are cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time.

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21. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to perform any of its obligations hereunder, Lessor may perform any act or make any payment that Lessor deems reasonably necessary for the maintenance and preservation of the Equipment and Lessor's interests therein; provided, however, that the performance of any act or payment by Lessor shall not be deemed a waiver of, or release Lessee from, the obligation at issue. All sums so paid by Lessor, together with expenses (including legal fees and costs) incurred by Lessor in connection therewith, shall be paid to Lessor by Lessee immediately upon demand.

22. FINANCING OF ADDITIONS. If, under any Schedule, Lessee intends to make any addition to the Equipment, Lessee shall, in writing, request Lessor to finance the costs of such addition. Lessee shall provide Lessor with the terms under which it hopes to obtain the financing, and upon receiving such a request Lessor shall determine, in its sole discretion, whether to provide such financing. If Lessor does not, within 20 days after receiving Lessee's request, offer to finance the addition upon the terms requested by Lessee, Lessee may obtain offers from third parties for financing the addition, and Lessee shall notify Lessor of the details of any third party financing offer Lessee would like to accept (Third Party Offer). If Lessor has not made a financing offer to Lessee on terms substantially similar to the Third Party Offer within 20 days of receiving Lessee's notice, Lessee may accept the Third Party Offer unless: (a) the aggregate cost to Lessee of obtaining financing from the Third Party Offer is greater than the aggregate cost under Lessor's financing offer; (b) the Third Party Offer would create a security interest in, or a lien on, the Equipment; or
(c) the addition is not permitted under Section 11 (d) hereof.

23. ASSIGNMENT BY LESSOR. Lessor shall have the unqualified right to assign pledge, transfer, mortgage or otherwise convey any of its interests hereunder or in any Schedule or any Equipment, in whole or in part, without notice to, or consent of, Lessee. If any Schedule is assigned, Lessee shall: (a) unless otherwise specified by the Lessor and the assignee (Assignee) specified by Lessor pay all amounts due under the applicable Schedule to such Assignee, notwithstanding any defense, setoff or counterclaim whatsoever that Lessee may have against Lessor or Assignee; (b) not permit the applicable Schedule to be amended or the terms thereof waived without the prior written consent of the Assignee; (c) not require the Assignee to perform any obligations of Lessor, other than those that are expressly assumed in writing by such Assignee; and (d) execute such acknowledgments thereto as may be requested by Lessor. It is further agreed that: (x) each Assignee shall be entitled to all of Lessor's rights, powers and privileges under the applicable Schedule, to the extent assigned; (y) any Assignee may reassign its rights and interests under the applicable Schedule with the same force and effect as the assignment described herein; and (z) any payments received by the Assignee from Lessee with respect to the assigned portion of the Schedule shall, to the extent thereof, discharge the obligations of Lessee to Lessor with respect to the assigned portion of the Schedule. LESSEE ACKNOWLEDGES THAT ANY ASSIGNMENT OR TRANSFER BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS UNDER THE ASSIGNED SCHEDULE.

24. ASSIGNMENT OR SUBLEASE BY LESSEE. WITHOUT LESSOR'S PRIOR WRITTEN

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CONSENT LESSEE SHALL NOT ASSIGN THIS AGREEMENT OR ANY SCHEDULE OR ASSIGN ITS
RIGHTS IN OR SUBLET THE EQUIPMENT OR ANY INTEREST THEREIN; provided, however, that Lessee may sublease or assign a Schedule to an affiliate or a wholly-owned subsidiary of Lessee if: (a) Lessee and such sublessee or assignee execute and deliver to Lessor a writing (to be provided by Lessor) whereby the sublessee or assignee agrees to assume joint and several liability with Lessee for the full and prompt payment, observance and performance when due of all of the obligations of the Lessee under such Schedule; and (b) Lessor consents to such sublease or assignment, which consent shall not be unreasonably withheld. In no event, however, shall any such sublease or assignment discharge or diminish any of Lessee's obligations to Lessor under such Schedule.

25. SURVIVAL; QUIET ENJOYMENT. All representations, warranties and covenants made by Lessee hereunder shall survive the termination of this Agreement and shall remain in full force and effect. All of Lessor's rights, privileges and indemnities, to the extent they are fairly attributable to events or conditions occurring or existing on or prior to the termination of this Agreement, shall survive such termination and be enforceable by Lessor and any successors and assigns. So long as no Event of Default exists, and no event has occurred and is continuing that with notice or the lapse of time or both would constitute an Event of Default, neither Lessor nor any Assignee will interfere with Lessee's quiet enjoyment of the Equipment.

26. FILING FEES; FURTHER ASSURANCES; NOTICES. Lessee will promptly reimburse Lessor for any filing or recordation fees or expenses (including lien search fees, legal fees and costs) incurred by Lessor in perfecting or protecting its interests in the Equipment and under this Agreement. Lessee shall promptly execute and deliver to Lessor such documents and take such further action as Lessor may from time to time reasonably request in order to carry out the intent and purpose of this Agreement and to protect the rights and remedies of Lessor created or intended to be created hereunder. All notices under this Agreement shall be sent to the respective party at its address set forth on the front page of this Agreement or on the applicable Schedule or at such other address as the parties may provide to each other in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail, duly addressed and with first class postage prepaid.

27. WAIVER OF JURY TRIAL; SUCCESSORS. LESSEE AND LESSOR EACH IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION OR PROCEEDING UPON, ARISING OUT OF, OR RELATED TO THIS AGREEMENT, ANY OTHER FUNDAMENTAL AGREEMENT, OR THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG LESSOR, LESSEE, SELLER OR ANY OTHER PERSON. This Agreement and all Schedules inure to the benefit of and are binding upon the permitted successors or assigns of Lessor and Lessee.

28. NO WAIVER; LESSOR APPROVAL. Any failure of Lessor to require strict performance by Lessee, or any written waiver by Lessor of any provision hereof, shall not constitute consent or waiver of any other breach of the same or any other provision hereof. Neither this Agreement nor any other Fundamental Agreement shall be binding upon Lessor unless and until executed by Lessor.

29. CAPTIONS; COUNTERPARTS; LESSOR'S AFFILIATES. The captions contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement Only one counterpart of the Schedule shall be marked "Original" (Original), and all other counterparts thereof shall be marked as, and shall be, duplicates. To the extent that any Schedule constitutes chattel paper (as such term is defined in the Uniform Commercial Code in effect in any applicable jurisdiction), no security interest in such Schedule may be created through the transfer or possession of any counterpart other than the Original. Lessee understands and agrees that AT&T Capital Corporation or any affiliate or subsidiary thereof may, as lessor, execute Schedules under this Agreement, in which event the terms and conditions of the applicable Schedule and this Agreement as it relates to the lessor under such Schedule shall be binding upon and shall inure to the benefit of such entity executing such Schedule as lessor, as well as any successors or assigns of such entity.

30. CHOICE OF LAW; INTEGRATION; ENTIRE AGREEMENT. EACH LEASE UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW JERSEY (STATE). If any provision of this Agreement or such Schedule shall be prohibited by or invalid under that law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or such Schedule. Lessor and Lessee consent to the jurisdiction of any local, state or Federal court located within the State, and waive any objection relating to improper venue or forum non conveniens to the conduct of any proceeding in any such court. This Agreement and all other Fundamental Agreements executed by both Lessor and Lessee constitute the entire agreement between Lessor and Lessee relating to the leasing of the Equipment, and supersede all prior agreements relating thereto whether written or oral, and may not be amended or modified except in a writing signed by the parties hereto.


    SPEC'S MUSIC, INC.                         NCR CREDIT CORP.
    ---------------------------------          ---------------------------------
    LESSEE

By: X  /s/ PETER BLEI                          By: X  /s/ G. KAMMENER
    ---------------------------------          ---------------------------------
    Lessee Authorized Signature                Lessor Authorized Signature

    PETER BLEI, VP & CFO                       G. KAMMENER, V.P. CREDIT
    ---------------------------------          ---------------------------------
    Print Name & Title                         Print Name & Title

    7/5/94                                     10-18-94
    ---------------------------------          ---------------------------------
    Date                                       Date

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: 4057
SCHEDULE NUMBER: 00080
SELLER: Applied Retail Solutions, Glidden Electronics, Teledata Concepts,
        Execusoft Corporation, and POS Warehouse
DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): 3333 PC, POS Printer,
        Scan Plus, Ports, UPS, & Software
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $154,911.00

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $154,911.00

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: 1666 Northwest 82nd Avenue
                    Miami, FL 33126
ADVANCE RENT: $3,384.81
RENTAL PAYMENT: $3,384.81
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: Base Term Commencement Date 7/1/95
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ [illegible]
-------------------------------
LESSEE AUTHORIZED SIGNATURE

[illegible]
-------------------------------
PRINT NAME AND TITLE

[illegible]
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ [illegible]
--------------------------------
LESSOR AUTHORIZED SIGNATURE

[illegible]
--------------------------------
PRINT NAME AND TITLE

[illegible]
--------------------------------
DATE

                             LESSEE'S COPY

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: 4057
SCHEDULE NUMBER: 00070
SELLER: AT&T Global Information Solutions
DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): 7450's, 7890,
        & 5991 Equipment
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $227,736.46

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $227,736.46

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: 1666 Northwest 82nd Avenue
                    Miami, FL 33126
ADVANCE RENT: $4,976.04
RENTAL PAYMENT: $4,976.04
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: Base Term Commencement Date 7/1/95
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ [illegible]
-------------------------------
LESSEE AUTHORIZED SIGNATURE

[illegible]
-------------------------------
PRINT NAME AND TITLE

[illegible]
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ [illegible]
--------------------------------
LESSOR AUTHORIZED SIGNATURE

[illegible]
--------------------------------
PRINT NAME AND TITLE

[illegible]
--------------------------------
DATE

                             LESSEE'S COPY

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: 4057
SCHEDULE NUMBER: 00060
SELLER: Teledata Concepts, Glidden Electronics, Inc.,
        Execusoft Inc., and System Builder Corporation
DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): 3333, Modems,
        Phone System, Scanners, and Consulting
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $144,444.84

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $144,444.84

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: See Attached

ADVANCE RENT: $3,199.45
RENTAL PAYMENT: $3,199.45
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: Base Term Commencement Date 4/1/95
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ PETER BLEI
-------------------------------
LESSEE AUTHORIZED SIGNATURE

Peter Blei, VP & CFO
-------------------------------
PRINT NAME AND TITLE

4/5/95
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ JAMES SOUTHERN
--------------------------------
LESSOR AUTHORIZED SIGNATURE

James Southern
--------------------------------
PRINT NAME AND TITLE

5/3/95
--------------------------------
DATE

                             LESSEE'S COPY

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: 4057
SCHEDULE NUMBER: 00050
SELLER: A&T Global Information Solutions
DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): 7450, 7890,
        and 5900 Systems
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $98,432.46

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $98,432.46

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: 1666 Northwest 82nd Avenue
                    Miami, FL 33126
ADVANCE RENT: $2,180.28
RENTAL PAYMENT: $2,180.28
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: Base Term Commencement Date 4/1/95
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ PETER BLEI
-------------------------------
LESSEE AUTHORIZED SIGNATURE

Peter Blei, VP & CFO
-------------------------------
PRINT NAME AND TITLE

4/5/95
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ JAMES SOUTHERN
--------------------------------
LESSOR AUTHORIZED SIGNATURE

James Southern
--------------------------------
PRINT NAME AND TITLE

5/3/95
--------------------------------
DATE

                             LESSEE'S COPY

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: 100036
SCHEDULE NUMBER: 00040
SELLER: AT&T Global Information Solutions
DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): NCR 7450, NCR 7890,
        & NCR 5900 Systems
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $51,278.78

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $51,278.78

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: 1666 Northwest 82nd Avenue
                    Miami, FL 33126
                    7795 West Flagler Street
                    Miami, FL 33144
ADVANCE RENT: $1,148.64
RENTAL PAYMENT: $1,148.64
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: Base Term Commencement Date 7/1/95
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ PETER BLEI
-------------------------------
LESSEE AUTHORIZED SIGNATURE

Peter Blei, VP & CFO
-------------------------------
PRINT NAME AND TITLE

[illegible]
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ [illegible]
--------------------------------
LESSOR AUTHORIZED SIGNATURE

[illegible]
--------------------------------
PRINT NAME AND TITLE

[illegible]
--------------------------------
DATE

                             LESSEE'S COPY

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: 100036
SCHEDULE NUMBER: 00030
SELLER: Applied Retail Solutions, System Builder Corporation, Data,
        General Corporation, Teledata Concepts, & Glidden Electronics DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): UPS, IBM Terminals,
        Modems 3333, HP LaserJet, Pinpoint Consulting, Phone System, Custom Software Development
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $199,581.86

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $199,581.86

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: See Attached
ADVANCE RENT: $4,470.63
RENTAL PAYMENT: $4,470.63
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: Base Term Commencement Date 1/1/95
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ PETER BLEI
-------------------------------
LESSEE AUTHORIZED SIGNATURE

Peter Blei, VP & CFO
-------------------------------
PRINT NAME AND TITLE

[illegible]
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ KELLY A. EARHART
--------------------------------
LESSOR AUTHORIZED SIGNATURE

Kelly A. Earhart, Credit Analyst
--------------------------------
PRINT NAME AND TITLE

2/10/95
--------------------------------
DATE

                             LESSEE'S COPY

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: I100036
SCHEDULE NUMBER: 00020
SELLER: (See Attached Sellers)
DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): (See Attached)
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $708,192.09

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $708,192.09

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: Spec's Music, Inc.
                    1666 Northwest 82nd Avenue
                    Miami, FL 33126
ADVANCE RENT: $15,530.06
RENTAL PAYMENT: $15,530.06
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: October 1, 1994
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ PETER BLEI
-------------------------------
LESSEE AUTHORIZED SIGNATURE

Peter Blei, VP & CFO
-------------------------------
PRINT NAME AND TITLE

11/7/94
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ [illegible]
--------------------------------
LESSOR AUTHORIZED SIGNATURE

[illegible]
--------------------------------
PRINT NAME AND TITLE

2/20/95
--------------------------------
DATE

                             LESSEE'S COPY

AT&T CAPITAL CORPORATION

                            MASTER EQUIPMENT
                             LEASE AGREEMENT
                                SCHEDULE

LESSEE: Spec's Music, Inc.
STREET ADDRESS: 1666 Northwest 82nd Avenue
CITY/STATE/ZIP: Miami, FL 33126

LESSOR: NCR Credit Corp.
ADDRESS: 9797 Springboro Pike, Miamisburg, OH 45342
LEASE NUMBER: I100036
SCHEDULE NUMBER: 00010
SELLER: (See Attached) Sale Lease Back
DESCRIPTION OF ITEMS TO BE LEASED (THE EQUIPMENT): Sale Lease Back
        (See Attached)
TOTAL PRICE INCLUDING INSTALLATION/ONE-TIME CHARGES: $361,472.56

TOTAL PURCHASE PRICE (SUM OF TOTAL PRICES INCLUDING
INSTALLATION/ONE-TIME CHARGES):                      $361,472.56

OPTION A: ............................. YES [X]  NO [ ]
Lessee selects a fair market value purchase
option and a fair rental value renewal option.
OPTION B: ............................. YES [ ]  NO [X]
Lessee selects (i) a fixed price purchase option of either $ n/a or n/a % of the Total Purchase Price and (ii) a fixed price renewal option of n/a % of the periodic Rental Payment.

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER
IMPORTANT PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

PAYMENT IN ARREARS .................... YES [ ]
If this payments in arrears option is selected, Lessee shall pay Lessor the first Rental Payment for the Equipment on the last day of the first Rental Payment Period, which shall begin at Lessor's option on either the Commencement Date or the first day of the month following the month in which the Commencement Date occurs, and shall pay Lessor the remaining periodic Rental Payments on or before the last day of each subsequent Rental Payment Period.

EQUIPMENT LOCATION: Spec's Music, Inc.
                    1666 Northwest 82nd Avenue
                    Miami, FL 33126
ADVANCE RENT: $7,912.64
RENTAL PAYMENT: $7,912.64
RENTAL PAYMENT PERIOD: Monthly
LATEST COMMENCEMENT DATE: October 1, 1994
LENGTH OF INITIAL TERM: Base Term of 48 Months

THIS SCHEDULE SHALL BE GOVERNED BY THE TERMS AND CONDITIONS OF THE
MASTER EQUIPMENT LEASE AGREEMENT REFERENCED BY THE LEASE NUMBER SPECIFIED ABOVE (AGREEMENT) BY AND BETWEEN LESSEE, AS LESSEE, AND LESSOR OR
AT&T CAPITAL CORPORATION OR ANY AFFILIATE OR SUBSIDIARY THEREOF.
AS LESSOR, AND BY THE TERMS AND CONDITIONS SET FORTH ON THE FRONT AND BACK OF THIS SCHEDULE, PURSUANT TO SUCH TERMS AND CONDITIONS (WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS), LESSEE AGREES
TO LEASE FROM LESSOR (AS SPECIFIED BELOW) AND LESSOR AGREES TO LEASE
TO LESSEE THE ABOVE REFERENCED EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND CONDITIONS OF THIS SCHEDULE MAY BE DIFFERENT FROM
THE TERMS AND CONDITIONS OF PRIOR SCHEDULES AND THAT ANY ASSIGNMENT
OR TRANSFER PURSUANT TO SECTION 23 OF THE AGREEMENT BY LESSOR OR ANY ASSIGNEE SHALL NOT MATERIALLY CHANGE LESSEE'S OBLIGATIONS HEREUNDER. LESSEE REPRESENTS AND WARRANTS THAT IT SHALL LOOK ONLY TO THE SELLER
FOR ANY AND ALL CLAIMS AND WARRANTIES RELATING TO THE EQUIPMENT AND
THAT IT EITHER HAS REVIEWED, APPROVED AND RECEIVED A COPY OF THE APPLICABLE PURCHASE DOCUMENTS OR HAS BEEN INFORMED BY LESSOR THAT IT
MAY HAVE RIGHTS UNDER THE PURCHASE DOCUMENTS AND MAY CONTACT SELLER FOR
A DESCRIPTION OF SUCH RIGHTS TO THE EXTENT PERMITTED BY APPLICABLE LAW. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY
ARTICLE 2A OF THE UCC AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY
STATUE OR OTHERWISE THAT MAY LIMIT OR MODIFY THE LESSOR'S RIGHTS AS DESCRIBED IN THE AGREEMENT, THIS SCHEDULE OR ANY OTHER FUNDAMENTAL AGREEMENT (AS DEFINED IN THE AGREEMENT).

SPEC'S MUSIC, INC.
-------------------------------
LESSEE

BY: X /s/ PETER BLEI
-------------------------------
LESSEE AUTHORIZED SIGNATURE

Peter Blei, VP & CFO
-------------------------------
PRINT NAME AND TITLE

11/7/94
-------------------------------
DATE

NCR CREDIT CORP.

BY: /s/ KELLY A. EARHART
--------------------------------
LESSOR AUTHORIZED SIGNATURE

Kelly A. Earhart, Credit Analyst
--------------------------------
PRINT NAME AND TITLE

2/10/95
--------------------------------
DATE

                             LESSEE'S COPY